Exhibit 10.26

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

ANTIBODY LICENSE AGREEMENT

This Antibody License Agreement (this “Agreement”) dated as of December 20, 2024 (the “Effective Date”) is by and between Spruce Biosciences, Inc., a corporation organized under the laws of the state of Delaware with an address at 611 Gateway Boulevard, Suite 740, South San Francisco, CA 94080 USA (“Company”), and Twist Bioscience Corporation, a corporation organized under the laws of the state of Delaware, with an address at 681 Gateway Boulevard, South San Francisco, California 94080 USA (“Twist”). Company and Twist are each referred to herein individually as a “Party” and collectively as the “Parties.”

BACKGROUND

WHEREAS, Twist possesses certain Patents, Patent applications, proprietary Know-How (each as defined below), scientific and technical information relating to certain antibodies; and

WHEREAS, Company wishes to receive a license to such intellectual property rights in the Field in the Territory (as defined below), and Twist is willing to grant such licenses on the terms and conditions herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Section 1.
DEFINITIONS

For purposes of this Agreement, the following definitions shall be applicable:

1.1
“Accounting Standards” means U.S. generally accepted accounting principles (“GAAP”) or, to the extent that Company, its Affiliates or their respective Sublicensees adopts International Financial Reporting Standards (“IFRS”), then “Accounting Standards” means IFRS, in either case consistently applied.
1.2
“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this Agreement, the term “control” (including the terms “controlled by” and “under common control with”) means the direct or indirect power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise/ownership of more than fifty percent (50%) of the voting securities of a Person.
1.3
“Antibody” means each antibody owned or Controlled by Twist or any Affiliate of Twist directed towards the [***] and identified on Exhibit A, and any improved, modified, optimized, or enhanced version thereof.
1.4
“Applicable Law” means any law, statute, rule or regulation issued by a Governmental Authority or Regulatory Authority and any judicial, governmental, or administrative order, judgment, decree, or ruling including the anti-corruption laws, in each case as applicable to the subject matter of this Agreement and the Parties and having a binding effect on it and them.

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1.5
“Business Day” means a day other than Saturday, Sunday or any day on which commercial banks located in New York, New York, USA or San Francisco, California, USA are authorized or obligated by Applicable Law to close.
1.6
“Calendar Quarter” means any respective period of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of any calendar year.
1.7
“CFR” means the US Code of Federal Regulations.
1.8
“Clinical Development” means the conduct of studies of any Product in humans in the Field to assess the dosing, safety and/or efficacy of the Product, including but not limited to Phase 1, Phase 2 and Phase 3 clinical trials.
1.9
“Combination Product” means a product in which one or more therapeutically or prophylactically active ingredients that are not Products, in each case that are sold in combination with, in addition to, or in a bundle with, a Product. Such other active ingredient(s) are referred to as the “Other Product(s)”.
1.10
“Commercialization” and “Commercialize” shall refer to all activities undertaken relating to the manufacture, pre-launch, launch, promotion, detailing, medical education and medical liaison activities, marketing, pricing, reimbursement, sale, and distribution of Products, including strategic marketing, sales force detailing, advertising, market product support, all customer support, product distribution and invoicing and sales activities.
1.11
“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by Company to Develop or Commercialize a Product, reasonable, good faith efforts to accomplish such objective as Company would normally use to accomplish a similar objective under similar circumstances, for a similar biological or pharmaceutical product owned by it or to which it has rights, which product is at a similar stage in its development or product life and is of similar market potential, taking into account all relevant factors, including efficacy, safety, approved labeling, product profile, good faith progress in licensing and/or partnering efforts, the competitiveness of alternative products in the marketplace, the patent and other proprietary position of the product, profitability (including pricing and reimbursement), and the likelihood of Regulatory Approval given the regulatory structure involved. Commercially Reasonable Efforts shall be determined on a market-by-market and indication-by-indication basis for a given Product, and it is anticipated that the level of effort will be different for different markets and will change over time, reflecting changes in the status of the Product and the market(s) or indications involved.
1.12
“Confidential Information” of a party (the “Disclosing Party”) means all information and materials disclosed by or on behalf of the Disclosing Party to the other Party (the “Receiving Party”) or its Affiliates or Sublicensees, or its or their respective employees, officers, directors or representatives (“Related Persons”) in connection with this Agreement that is either marked “Confidential” or “Proprietary”, or is known, or reasonably should be known by Persons familiar with the Disclosing Party’s industry to be confidential. For the avoidance of doubt, Confidential Information of both Parties includes the existence, terms and objectives of this Agreement, and the nature and outcome of any dispute arising out of or in connection with this Agreement. During the term of this Agreement, Licensed Know-How and Improvements that are specifically related to a Product shall be deemed Confidential Information of Company.

Confidential

1.13
“Control” or “Controlled” means, with respect to any material, Know-How, Patent Right, or other intellectual property right, the possession (whether by ownership or license, other than by a license granted pursuant to this Agreement) by a Party or its Affiliates of the ability to grant to the other Party access, ownership, a license or a sublicense as provided herein to such Know-How, Patent Right or other intellectual property right, without violating the terms of any agreement with any Third Party.
1.14
“Cover” means, with respect to a Product in a particular country, that the manufacture, use, sale or importation of such Product in such country would, but for the licenses granted herein, infringe a Valid Claim.
1.15
“Development” and “Develop” mean all activities relating to the Pre-clinical Development and Clinical Development of the Product in the Field.
1.16
“FDA” means the United States Food and Drug Administration or any successor agency thereto.
1.17
“Field” means any and all uses, including the diagnosis or treatment of congenital hyperinsulinism and post-bariatric hypoglycemia.
1.18
“First Commercial Sale” means with respect to a Product, the first sale for monetary value for use or consumption by the end user of such Product in the territory after the receipt of all Regulatory Approvals necessary to market and/or Commercialize such Product.
1.19
“GMP” means the then-current good manufacturing practices pursuant to the U.S. Food, Drug and Cosmetic Act and any U.S. regulations found in Title 21 of the U.S. CFR, and comparable laws, rules and regulations applicable to the manufacture, labeling, packaging, and handling in any other country or jurisdiction.
1.20
“Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.
1.21
“Improvements” means any adaptation, change, redesign, modification, optimization, or enhancement of an Antibody that is conceived, reduced to practice, Developed or made by or on behalf of a Party solely or jointly with the other Party and during the Term.
1.22
“IND” means an Investigational New Drug Application (including any amendments thereto) filed with the FDA pursuant to 21 CFR. Part 312, including any amendments during the Term of this Agreement, before the commencement of human clinical studies of a Product, or a similar application filed with an applicable Regulatory Authority in any country or regulatory jurisdiction outside the United States.
1.23
“Indication” means a disease, disorder or medical condition in humans, or a specified population of patients, that a Product is intended to treat, prevent, diagnose, monitor or ameliorate, as set forth in the IND or label for such Product, as approved by the applicable Regulatory Authority.
1.24
“Inflation Reduction Act” means the US, H.R. 5376 - 117th Congress (2021- 2022): Inflation Reduction Act of 2022.
1.25
“Intellectual Property” means all inventions or discoveries, technical information, Know-How, technology, trade secrets, processes, methods, ideas, physical, chemical or biological

Confidential

materials, whether or not patentable, and any Patent Rights, trademarks, service marks, registered designs, copyrights, database rights, or design rights for any of the above.
1.26
“Know-How” means: (i) all materials, technology, data (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, preclinical, safety, manufacturing and quality control data), technical and scientific information, know-how, expertise and trade secrets, Confidential Information; (ii) data, records, and information derived from Preclinical Development or Clinical Development, regulatory submissions, adverse reactions, analytical and quality control data, marketing, pricing, distribution, cost, sales and manufacturing data or descriptions; (iii) compound, compositions of matter and assays within the Field relating to the Antibodies and/or a Product; and (iv) any intellectual property rights embodying any of the foregoing, but excluding any Patent Rights.
1.27
“Initiation” means, in relation to a clinical trial, the first dosing, whether of the investigational Product, placebo or comparator, of the first subject so dosed in such trial.
1.28
“Licensed IP” means, collectively, the Licensed Patents, the Licensed Know- How and any Improvements.
1.29
“Licensed Know-How” means any Know-How Controlled by Twist in the Field in the Territory as of the Effective Date, or at any time during the Term, that is related to an Antibody and is necessary or reasonably useful to Develop, have Developed, use, have used, make, have made, sell, have sold, offer for sale, import or export a Product in the Field in the Territory.
1.30
“Licensed Patents” means any Patent Rights Controlled by Twist in the Field in the Territory as of the Effective Date, or at any time during the Term, that Cover a Program Antibody or a Product.
1.31
“Major European Markets” means [***].
1.32
“Maximum Fair Price” means with respect to a given Product in a given year while such Product is a Selected Drug, the price negotiated pursuant to Section 1194 (and updated pursuant to Section 1195(b), as applicable) under the Inflation Reduction Act for such Product and such year.
1.33
“Net Sales” means, with respect to any Product, [***] (each, a “Selling Party”), less:

(a) [***] (b) [***] (c) [***] (d) [***] (e) [***] (f) [***] (g) [***].

[***].

[***].

[***].

[***].

[***].

[***].

[***]:

(i) [***]

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(ii) [***].

(iii) [***]

(iv) [***]

1.34
“Patents” means all patents, patent applications and patent applications hereinafter filed in any country of the world, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.
1.35
“Patent Rights” means the rights and interests in and to issued Patents and pending Patent applications (which, for purposes of this Agreement, include certificates of invention, applications for certificates of invention and priority rights) in any country or region, including all provisional applications, substitutions, continuations, continuations-in-part, continued prosecution applications including requests for continued examination, divisional applications and renewals, and all letters Patent or certificates of invention granted thereon, and all reissues, reexaminations, extensions (including, without limitation, pediatric exclusivity Patent extensions), term restorations, renewals, substitutions, confirmations, registrations, revalidations, revisions and additions of or to any of the foregoing, in each case, in any country.
1.36
“Person” means an individual, corporation, partnership, joint venture, limited liability entity, Governmental Authority, unincorporated organization, trust, association, or other entity.
1.37
“Pre-Clinical Development” means all activities relating to the planning and execution of non-human studies conducted in in vitro or in relevant in vivo animal models directed toward obtaining Regulatory Approval of the Product in the Field in the Territory. This includes preclinical testing, pharmacokinetics, toxicology, documentary and medical writing directly related to Pre-clinical Development activities, and related regulatory affairs.
1.38
“Product” means any product that uses or incorporates a Program Antibody.
1.39
“Program Antibody” means an Antibody for which Company exercises the Option in accordance with Section 3.1.2.
1.40
“Regulatory Approval” means any approval, license, registration or authorization of the applicable Regulatory Authority that is necessary for the marketing, Commercialization and sale of a Product in the applicable country or jurisdiction in the Field in the Territory, excluding pricing and reimbursement approvals.
1.41
“Regulatory Authority” means, in respect of a particular jurisdiction, the Governmental Authority having responsibility for granting Regulatory Approval(s) in such country or jurisdiction.
1.42
“Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a Product other than patents, including rights conferred in the U.S. under the Hatch-Waxman Act or the FDA Modernization Act of 1997 (including pediatric exclusivity and ODD exclusivity), or rights similar thereto outside the U.S., such as Directive 2001/83/EC (as amended) in the EU.

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1.43
“Regulatory Filing(s)” means any and all documents (not including correspondence in the ordinary course of business) submitted to any Regulatory Authority with regard to any Product whether before or after Regulatory Approval of the applicable Product, including during Pre-Clinical and Clinical Development.
1.44
“Selected Drug” means a drug that was selected for Medicare price negotiation and published by the Secretary of the US Department of Health and Human Services, in each case, under the Inflation Reduction Act.
1.45
“Sublicensee” means any person or entity that is granted a sublicense by Company to any Licensed IP. For clarity, an Affiliate of Company may become a Sublicensee but shall not include [***].
1.46
“Target” means [***].
1.47
“Territory” means all countries in the world.
1.48
“Third Party” means any person or entity other than Company, Twist or any of their respective Affiliates.
1.49
“Valid Claim” means any claim of (a) an issued and unexpired Patent or (b) a pending Patent application that has been prosecuted in good faith pending for no more than [***] since its priority date, in each case included within the Licensed Patents, which has not been abandoned, revoked or held unenforceable, invalid or unpatentable by a court or other government body of competent jurisdiction with no further possibility of appeal and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re- examination or disclaimer or otherwise.
Section 2.
RESEARCH PROGRAM.
2.1
Research Program. Company, alone or through the use of subcontractors as limited by Section 3.2, will conduct a program to evaluate the Antibodies for applications in the Field (the “Research Program”). Company shall conduct the Research Program in a good and scientific manner, with Commercially Reasonable Efforts, and in compliance in all material respect with all Applicable Law and all applicable standard laboratory practices to attempt to achieve their objectives efficiently and expeditiously.
2.2
Research Term. The Research Program will commence on the Effective Date and will conclude [***] thereafter, except that Company may extend the duration of the Research Program by an additional [***] by providing written notice to Twist and making the second Research Term Extension Fee payment to Twist contemporaneously with such written notice in accordance with Section 5.1 (the “Research Term”).
2.3
Research Program Limitations on Use. During the Research Term, Company shall solely use the Antibodies for purposes of performing the Research Program and, without the prior written consent of Twist, will not transfer such Antibodies to any Third Parties. Twist shall deliver such Antibodies to Company promptly following the Effective Date.
Section 3.
LICENSES AND OWNERSHIP.
3.1
License Grant.

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3.1.1
Research Program License. During the Research Term (subject to payment of the Research Term Fee by Company in accordance with Section 5.1), Twist hereby grants [***] license under the Licensed IP solely for purposes of Company evaluating the Antibodies and whether to exercise its Option.
3.1.2
Option. Twist hereby grants Company the [***] option (“Option”) to obtain the license described in Section 3.1.3, exercisable on or before the expiry of the Research Term, by providing written notice (“Option Notice”) to Twist of Company’s desire to exercise its Option for the Antibodies to designate them as Program Antibodies.
3.1.3
Commercial License. If Company timely provides the Option Notice to Twist, then, upon receipt of the License Fee in accordance with Section 5.2, Twist shall grant to Company [***] (collectively, the “Commercial License”). Company will use Commercially Reasonable Efforts to Develop at least [***] in [***] and [***], and to [***].
3.2
Sublicensing and Subcontracting. [***]
3.3
No Implied Rights; Express Reservation of Rights Not Granted. Company acknowledges and agrees that (a) no license other than those expressly set forth in Section 3.1 is or shall be deemed to have been granted to it under this Agreement, whether by implication, estoppel or otherwise, and (b) the licenses granted in Section 3.1 are limited in scope and do not confer on Company any license (express or implied) or any other rights to research, develop, make, have made, use, promote, distribute, market, commercialize, sell, offer for sale or have sold any product that is not a Product or any rights outside the Field. All rights not expressly granted by Twist under this Agreement are reserved to Twist. Without limitation, as between the Parties, subject to the licenses granted by Twist to Company under this Agreement, Twist retains sole and exclusive ownership of all rights, title and interests in and to the Licensed IP.
3.4
Ownership. Each Party shall own all Intellectual Property made, generated, conceived, discovered or reduced to practice solely by or on behalf of such Party, whether pursuant to or independent from this Agreement, and the Parties shall own an equal and undivided interest, without a duty of accounting to the other Party, in all Intellectual Property made, generated, conceived, discovered or reduced to practice jointly by or on behalf of the Parties pursuant to this Agreement. Determination of inventorship of Intellectual Property shall be made in accordance with US laws.
Section 4.
PRODUCT DEVELOPMENT AND COMMERCIALIZATION.
4.1
Development and Manufacture. Upon exercise of the Option by Company in accordance with Sections 3.1.2 and 5.2, Company shall use the Licensed IP solely for the purpose of researching, Developing, manufacturing and Commercializing the Products in the Field in accordance with this Agreement, and Company, its Affiliates and Sublicensees, as applicable, shall bear all costs and expenses for the foregoing. Company shall determine the pricing for all Products at its sole discretion, provided, however, that Company shall not sell any Product as a loss leader (i.e., at a price below its market cost to stimulate other sales of more profitable products or services). Company covenants that it shall not use any of the Licensed IP to carry out any activity or exercise any right other than those expressly licensed by to Company pursuant to this Agreement. Company shall have the right and responsibility, at its sole expense, to conduct and control the filing of any applications for Regulatory Approval for Products in the Field in the Territory, consistent with its obligations under this Agreement, and shall have sole responsibility for communicating with the Regulatory Authority in the Territory regarding any such Regulatory Approval. Notwithstanding the foregoing, the Company’s failure, at any time during the Term, to use Commercially Reasonable Efforts to Develop and Commercialize Products for a period

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continuing for at least [***], or abandonment of Development and Commercialization of Products, shall constitute a material breach of this Agreement. If Company is unable to cure such material breach pursuant to Section 9.2.1, the Commercial License provided in Section 3.1.3 shall be forfeited and revoked, and Company agrees to assign and hereby assigns as of the date of such failure or abandonment (as applicable) all of its rights, title and interest in and to the Licensed IP to Twist.
4.2
Regulatory Matters.
4.2.1
Regulatory Affairs. During the Term, Company (or its Sublicensee(s)) shall have the authority to determine all regulatory plans and strategies (including for both Pre- Clinical Development and Clinical Development) for the Products in the Territory, and will be responsible for preparing, seeking, submitting and maintaining all Regulatory Filings and Regulatory Approvals for all Products in the Field in the Territory, at its own expense. Notwithstanding the foregoing, Company shall keep Twist apprised of all Regulatory Filings and Regulatory Approvals for all Products throughout the Term in the [***], including without limitation, providing (a) written notice to Twist and (b) a copy (which may be wholly or partly in electronic form) thereof within [***] of all such Regulatory Filings and Regulatory Approvals.
4.2.2
Regulatory Filings. Company shall prepare and own Regulatory Filings for Products in the Field in the Territory.
4.2.3
Regulatory Exclusivity. During the Term, Company (or its Sublicensee(s)) shall have the sole right, but not the obligation, to apply for and secure any regulatory exclusivity rights that may be available under Applicable Law for Products in the Field in the Territory.
Section 5.
FINANCIAL PROVISIONS/ROYALTIES.
5.1
Research Term Fees. Company will pay Twist a non-refundable research license fee of [***] (the “Research Term Fee”) for the Antibodies for use in the Research Program for [***] after the Effective Date. The Research Term Fee is due and payable by Company within [***] of the Effective Date. If Company extends the Research Term for an additional [***] as provided in Section 2.2, [***] (the “Research Term Extension Fee”) within [***] of written notice to Twist for the Antibodies for use in the Research Program. For the avoidance of doubt, if the Research Term extension is exercised by Company in accordance with the foregoing, the Research Term will expire on the [***] of the Effective Date.
5.2
License Fee. [***] (the “License Fee”). The License Fee is due and payable by Company to Twist within [***] of delivering the Option Notice to Twist.
5.3
Fees for Twist Services. Company hereby agrees that if it desires to purchase any further services from Twist during the Term other than those provided for in this Agreement, such services will be performed pursuant to separate agreements and/or research plans (as applicable) for mutually agreed upon fees.
5.4
Milestone Payments. Within [***] after the achievement of each milestone event set forth in the table below for each Product on a Product-by-Product basis (each, a “Milestone Event”), Company shall provide written notice of such achievement to Twist. Twist shall submit an invoice to Company for the corresponding non-refundable milestone payment (each, a “Milestone Payment”). Company shall make the applicable Milestone Payment within [***] of receipt of the applicable invoice. Each Milestone Payment shall be payable only once for each Product, provided, however, that Milestone Payment #1 shall be payable only once upon the first Product to achieve Milestone Event #1.

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#	Milestone Event	Milestone Payment ($US dollars)
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]

5.5
Royalty. On a Product-by-Product basis, Company shall pay non-refundable royalties to Twist based on Net Sales of Products in the Territory as set forth in the table below.

Annual Net Sales	Royalty rate
[***]	[***]
[***]	[***]
[***]	[***]

5.5.1
Royalty Term & Step-Down. Royalties under this Section 5 shall be payable on a Product-by-Product and country-by-country basis during the period of time commencing on the First Commercial Sale of such Product in such country and continuing until the later of [***] (the “Royalty Term”). Notwithstanding the foregoing, the Royalties provided in Section 5.5 shall be [***].
5.6
Royalty Reports. During the Term, following the First Commercial Sale, Company shall furnish to Twist a written report for each Calendar Quarter showing the Net Sales by Product sold by Company (including the selling parties) during the reporting Calendar Quarter and the royalties payable by Company under this Agreement in sufficient detail to allow Twist to verify the amount of royalties payable by Company with respect to such Calendar Quarter, including, on a country-by-country and Product-by-Product basis, the total gross amount invoiced for Product sold, the Net Sales of each Product, and the royalties (in US dollars) payable and in total for all Products and the manner and basis for any currency conversion in accordance with Section 5.7. Such reports shall be due no later than [***] following the end of each Calendar Quarter. Royalties shown to have accrued by each such report provided under this Section 5.6 shall be due and payable on the date such report is due.
5.7
Payment Terms. All sums due under this Agreement shall be payable in United States dollars by bank wire transfer in immediately available funds to such bank account(s) as the applicable payee shall designate. Except as otherwise set forth herein, all amounts shall be due and payable within [***] of the date of invoice. Any failure by Company to make an undisputed payment due under this Agreement within [***] after the date when due, shall obligate Company to pay to Twist computed interest, the interest period commencing on the due date and ending on the payment day, at a rate per annum equal to [***], or the highest rate allowed by Applicable Law, whichever is lower. Such interest shall be due and payable on the tender of the underlying principal payment. If any currency conversion is required in connection with the calculation of amounts payable hereunder, such conversion shall be made with reference to the relevant exchange rate on the last day of the relevant Calendar Quarter as published by the Wall Street Journal (Internet Edition).
5.8
Taxes. Each Party will be responsible for all taxes, fees, duties, levies or similar amounts imposed on its income, assets, capital, employment, personnel, and right or license to do business. If Applicable Law requires Company to withhold any taxes from payments made to Twist under this Agreement, then such taxes shall be deducted by Company as required by and shall be paid by Company to the proper tax authorities. All official receipts or other evidence of payment, as applicable, of any withholding tax shall be promptly sent to Twist as evidence of such payment. Company agrees to use

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reasonable and legal efforts to reduce or optimize tax withholding, to the extent permitted by Applicable Law, on payments made pursuant to this Agreement. Company will reasonably assist Twist in obtaining any necessary documentation to demonstrate such withholding upon reasonable request. Except for the foregoing provisions and as provided in the Net Sales definition, all payments by Company shall be made free and clear of, and without reduction for, any and all taxes owed by Company or any of its Affiliates or Sublicensees.
5.9
Financial Audits. Company shall keep accurate and complete records of all financial information needed to calculate Net Sales and/or any other information relevant to determine whether other payments are due to Twist under this Agreement. Company shall retain such records relating to Net Sales and/or any payments made to it in connection with this Agreement during the [***]. At Twist’s reasonable prior written request [***], all such records and information shall be made available for inspection, review and audit, during normal business hours and without undue business interruption to Company, by an independent certified public accountant appointed by Twist and reasonably acceptable to Company for the sole purpose of verifying that Company has complied with its payment obligations under this Section 5. In no event may Twist conduct such audit more than once per calendar year, and prior to the start of any such audit if applicable, Company may require that such accountant enter into a reasonable confidentiality agreement with it. A copy of any report provided to Twist by the accountant as applicable, shall be given concurrently to Company. Twist shall be responsible for all costs and expenses incurred in performing any such audit unless the audit discloses a [***] or greater shortfall in payments for the period audited, in which case Company shall bear the reasonable cost of the entire audit and pay Twist (a) the full amount of such underpayment and (b) the interest owed on such underpayments as provide for in Section 5.7 from the time the amount was due. Any records or information received from Company pursuant to this Section shall be Confidential Information for purposes of Section 7, and the results of such audits shall be provided to both Parties and shall also constitute Confidential Information for purposes of Section 7, provided that accountants may only provide Company with evidence of any royalty payment discrepancies, as applicable.
5.9.1
Audit Disagreements. If there is a dispute between the Parties following any audit performed pursuant to Section 5.9, either Party may refer the issue (an “Audit Disagreement”) to an internationally recognized independent certified public accountant or chartered accountant for resolution. In the event an Audit Disagreement is submitted for resolution by either Party, the Parties shall comply with the following procedures: (i) the Party submitting the Audit Disagreement for resolution shall provide written notice to the other Party that it is invoking the procedures of this Section 5.9.1; (ii) within [***] of the giving of such notice, the Parties shall jointly select a recognized international accounting firm to act as an independent expert to resolve such Audit Disagreement; (iii) the Audit Disagreement submitted for resolution shall be described by the Parties to the independent expert, which description may be in written or oral form, within [***] of the selection of such independent expert; (iv) the independent expert shall render a decision on the matter as soon as practicable; (v) the decision of the independent expert shall be final and binding unless such Audit Disagreement involved alleged fraud, breach of this Agreement or construction or interpretation of any other terms and conditions thereof; and (vi) all fees and expenses of the independent expert, including any third party support staff or other costs incurred with respect to carrying out the procedures specified at the direction of the independent expert in connection with such Audit Disagreement, shall be borne by each Party in inverse proportion to the disputed amounts awarded to the Party by the independent expert through such decision (e.g. Company disputes one hundred US dollars ($100), the independent expert awards Twist sixty US dollars ($60), then Twist pays forty percent (40%) and Company pays sixty percent (60%) of the independent expert’s costs).
Section 6.
PATENTS AND ENFORCEMENT.
6.1
Prosecution, Maintenance and Enforcement. [***]

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6.2
Infringement of Licensed Patents. [***].
Section 7.
CONFIDENTIALITY.
7.1
Confidentiality. Subject to Section 7.2 below, during the Term of this Agreement and for [***] thereafter, the Receiving Party shall, and shall ensure that it, its Affiliates and its Sublicensees, and its and their respective Related Persons will:
(a)
maintain the Confidential Information in confidence;
(b)
not use the Confidential Information other than in connection with this Agreement; and
(c)
not disclose the Confidential Information to any Third Party other than
(i)
those of its, its Affiliate’s and/or its Sublicensee’s Related Persons that are required to know the Confidential Information in connection with the performance of activities under and in accordance with this Agreement and have obligations to maintain confidentiality of the Confidential Information as strict as to the confidentiality obligations under this Agreement; and
(ii)
to the extent required by Applicable Law (including any securities law or regulation or the rules of a securities exchange) or reasonably necessary to prosecute or defend litigation or arbitration or comply with the rules of a legal or administrative proceeding, in each case, as advised by independent outside counsel, and, in each case, only after the Receiving Party gives the Disclosing Party reasonable advance notice of such disclosure (to the extent legally permitted) so as to allow Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and provided that the compelled Party uses reasonable efforts to secure confidential treatment of the Confidential Information to the greatest extent allowable by Applicable Law.
7.2
Exceptions to Confidentiality. The confidentiality obligations of Section 7.1 will not apply to information that:
(a)
is public knowledge or becomes public knowledge after disclosure, through no fault or omission of the Receiving Party or any of its Related Persons;
(b)
the Receiving Party can reasonably demonstrate to have been in its or any of its Related Persons’ possession prior to first disclosure by or on behalf of the Disclosing Party;
(c)
was received on a non-confidential basis from a third party that was not obligated to maintain confidentiality of the Confidential Information; or
(d)
the Receiving Party can reasonably demonstrate was developed independently by the Receiving Party or any of its Related Persons without use, access or reference to the Confidential Information.
7.3
Return of Confidential Information. Upon termination of this Agreement, and if requested in writing by the Disclosing Party within [***] thereafter, the Receiving Party shall, at the option of the Disclosing Party, cause all Confidential Information to be promptly destroyed or returned to the Disclosing Party, provided, however, that:

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(a)
the Receiving Party may retain a single secure copy of any Confidential Information solely for legal archival purposes or for compliance with Applicable Law; and
(b)
electronic back-up files that have been created by routine archiving and back-up procedures need not be deleted, provided that access to such databases is limited to information technology personnel of the Receiving Party who are legally bound to comply with the restrictions on use and disclosure in this Section 7.

Notwithstanding the return or destruction of the documents and materials described above, the Parties will continue to be bound by their obligations under this Section 7.

7.4
Permitted Disclosures. Notwithstanding Section 7.1, the Receiving Party may disclose Disclosing Party’s Confidential Information to the extent (and only to the extent) that such disclosure is reasonably necessary in the following instances:
(a)
in connection with obtaining Regulatory Approval for Products or with filing, prosecuting and enforcing Patent Rights in connection with Receiving Party’s rights and obligations pursuant to this Agreement;
(b)
to bona fide potential or actual (i) investment bankers, investors and lenders, and (ii) business partners, acquirers, Sublicensees or permitted assignees; and
(c)
to Affiliates to perform Receiving Party’s obligations under this Agreement;

provided that each recipient of such Confidential Information needs to know such Confidential Information and is legally bound to comply with the restrictions on use and disclosure in Section 7.1.

7.5
Terms of this Agreement; Publicity. The Parties agree that the terms of this Agreement will be treated as Confidential Information of both Parties, and thus may be disclosed only as permitted by Section 7.4 and this Section 7.5. Except as required by Applicable Law (including any securities law or regulation or the rules of a securities exchange), each Party agrees not to issue any press release or public statement disclosing information relating to this Agreement or the terms hereof without the prior written consent of the other Party. For clarity, once a particular disclosure has been approved, each Party may make further public disclosures that do not differ materially from the approved disclosure without obtaining the further consent of the other Party to such further disclosure.
Section 8.
REPRESENTATIONS AND WARRANTIES.
8.1
Mutual Representations and Warranties. As of the Effective Date, each Party hereby represents and warrants to the other Party that:
8.1.1
it is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated;
8.1.2
it has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement has been duly and validly authorized and approved by proper corporate action on the part of such Party;

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8.1.3
the execution and delivery of this Agreement and performance contemplated hereunder does not conflict with, violate, breach or constitute a default under any contractual obligations of such Party or its Affiliates or Applicable Law.
8.2
Company Representations and Warranties. Company hereby represents and warrants to Twist that (i) it has employed and will in the future employ individuals of appropriate education, knowledge, and experience to conduct and oversee the conduct of the Development and Commercialization of the Product in the Territory in accordance with this Agreement and (ii) it has not and will not employ, or use or have used a Sublicensee, contractor or consultant that employs, any individual or entity debarred by the FDA, or, to the best knowledge of Company, any individual who or entity that is or becomes the subject of an FDA debarment investigation or proceeding (or similar proceeding in any other country or jurisdiction), in the conduct of the research, Development or Commercialization of the Product(s).
8.3
Twist Representations and Warranties. Twist hereby represents and warrants to Company that:
8.3.1
it has not employed, or used a contractor or consultant that employs, any individual or entity debarred by the FDA, or, to the best knowledge of Twist, any individual who or entity that is the subject of an FDA debarment investigation or proceeding (or similar proceeding in any other country or jurisdiction), in the conduct of the research and Development of the Product(s);
8.3.2
[***]
8.3.3
[***]
8.3.4
[***].
8.4
Limitation [***].
8.5
No Other Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
Section 9.
TERM AND TERMINATION.
9.1
Term. The term of this Agreement (the “Term”) will commence on the Effective Date and will expire upon the conclusion of the Research Term, except, if Company delivers the Option Notice to Twist during the Research Term, this Agreement will continue in effect until the expiration of the last remaining Royalty Term, unless earlier terminated in accordance with this Section 9. On a Product-by-Product and country-by-country basis, upon the expiration of the applicable Royalty Term, the Commercial License for such Product in such country shall be fully-paid up, royalty-free, irrevocable and perpetual.
9.2
Termination for Cause.
9.2.1
Material Breach. If either Party (the “Non-Breaching Party”) believes that the other Party (the “Breaching Party”) has materially breached this Agreement, then the Non-Breaching Party may deliver notice of such breach to the Breaching Party and if the Breaching Party fails to cure

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such breach within [***] after receipt of such notice, the Non-Breaching Party may terminate this Agreement upon written notice to the Breaching Party; provided that, if either Party disputes (a) whether such material breach has occurred, or (b) whether the Breaching Party has cured such material breach, the Parties agree to resolve the dispute as expeditiously as possible under Section 11. It is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.
9.2.2
Insolvency. In the event that either Party (a) files for protection under bankruptcy or insolvency laws, (b) makes an assignment for the benefit of creditors, (c) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within [***] after such filing, (d) proposes or is a party to any dissolution or liquidation, or (e) files a petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged within [***] of the filing thereof, then the other Party may terminate this Agreement immediately upon written notice to such Party.
9.2.3
Patent Challenge. Twist shall have the right to terminate this Agreement in its entirety in the event Company or any of its Affiliates or Sublicensees initiates or intentionally supports or assists the initiation of a formal judicial proceeding or administrative action to challenge the validity, scope, enforceability or patentability of any of the Licensed Patents (“Challenge”). Twist’s right to terminate this Agreement under this Section 9.2.3 may be exercised at any time after a Challenge occurs, provided that such proceeding or action is not withdrawn or terminated within [***] after Company receives written notice from Twist of such exercise of termination rights. Company shall terminate any agreement relating to the Licensed Patents with a Sublicensee in the event a Sublicensee initiates or intentionally supports or assists the initiation of a formal judicial proceeding or administrative action to challenge the validity, scope, enforceability or patentability of any of the Licensed Patents. Company shall ensure that any sublicense agreement contains similar termination rights contained in this Section 9.2.3. Twist’s right to terminate this Agreement pursuant to this Section 9.2.3 shall not include Company or any of its Affiliates or any of their respective Sublicensees: (i) responding to compulsory discovery, subpoenas or other requests for information in a judicial or arbitration proceeding, (ii) complying with any Applicable Law or court order, or (iii) challenging the validity or the qualification as a Valid Claim of a claim included in such Challenged Licensed Patent in defense of claims first brought by or on behalf of Twist.
9.3
Consequences of Termination.
9.3.1
Termination (but not expiration) of this Agreement for any reason shall result in the termination of the licenses granted to Company, and all such rights shall immediately revert to Twist in full, and the Company shall cease all use of the Antibodies and Licensed IP, and all development, manufacture and commercialization of the Program Antibodies and/or the Products. No later than [***] after the effective date of such expiration or termination, Company shall pay all amounts then due and owing as of the expiration or termination date, as applicable. Additionally, no later than [***] after the effective date of such termination, each Party shall return or cause to be returned to the other Party, or destroy, all Confidential Information received from the other Party and all copies thereof; provided, however, that each Party may keep one (1) copy of Confidential Information received from the other Party as provided in Section 7.3. Notwithstanding the foregoing, early termination of this Agreement will not relieve the Parties of any obligation accruing prior to such termination, including but not limited to Company’s obligations to pay all fees and royalties that shall have accrued hereunder prior to the effective date of termination.

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9.4
Survival. Upon the expiration or termination of this Agreement for any reason, the terms of Sections Section 1, 3.2-3.4, Section 5 (solely to the extent any payments owed remain unpaid and financial audit rights), Section 7, Section 8, 9.3, 9.4, and Section 10-Section 12, together with any obligations accrued hereunder at the time of termination or expiration, will survive the expiration or termination of this Agreement for any reason.
Section 10.
INDEMNIFICATION; INSURANCE.
10.1
Indemnification.
10.1.1
Indemnification by Twist. [***]
10.1.2
Indemnification by Company. Company shall indemnify, defend and hold Twist and its Affiliates, and their respective officers, directors, employees, contractors, agents and assigns (each, a “Twist Indemnified Party”), harmless from and against Losses incurred by any Twist Indemnified Party as a result of any Third Party Claims against any Twist Indemnified Party (including without limitation product liability claims) arising or resulting from: (a) the research, development or commercialization of Antibodies or Products by Company or its Affiliates or Sublicensees under this Agreement; (b) the negligence or willful misconduct of Company, its Affiliates or Sublicensees pursuant to this Agreement; or (c) the material breach of any term in, or the covenants, warranties, representations made by Company to Twist under, this Agreement; provided that Company is only obliged to so indemnify and hold the Twist Indemnified Parties harmless to the extent that such Claims do not arise from the material breach of this Agreement by, or the negligence or willful misconduct of, Twist or its Affiliates.
10.1.3
Indemnification Procedure. In the event that a Twist Indemnified Party or a Company Indemnified Party (each, an “Indemnified Entity”) is seeking indemnification under Section 10.1, it shall inform the other Party (as applicable, an “Indemnifying Entity”) in writing of the relevant Claim as soon as reasonably practicable after it receives notice of the Claim, and shall permit the Indemnifying Entity to assume direction and control of the defense of the Claim. The failure or delay to so notify the Indemnifying Entity shall not relieve the Indemnifying Entity of any obligation or liability that it may have to the Indemnified Entity, except to the extent that the Indemnifying Entity demonstrates that its ability to defend or resolve such Claim is adversely affected thereby. Notwithstanding the foregoing, if control of the defense of such Claim by the Indemnifying Entity would be inappropriate due to actual or potential differing interests between the Parties, then the Indemnified Entity may undertake the defense of such Claim with counsel of its choice at the Indemnifying Entity’s expense (including reasonable, out- of-pocket attorneys’ fees and costs and expenses of defense). The Indemnified Entity shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any Claim that has been assumed by the Indemnifying Entity. If the Indemnifying Entity assumes the defense of a Claim, no compromise or settlement of such Claim may be effected by the Indemnifying Entity without the Indemnified Entity’s written consent (such consent not to be unreasonably withheld, delayed or conditioned), unless: (i) there is no finding or admission of any violation of law or any violation of the rights of any person and no effect on any other claims that may be made against the Indemnified Entity; (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Entity; and (iii) the Indemnified Entity’s rights under this Agreement are not adversely affected. Additionally, if the Indemnifying Entity assumes the defense of a Claim, no compromise or settlement of such Claim may be effected by the Indemnified Entity without the Indemnifying Entity’s written consent.
10.2
Special, Indirect and Other Losses. [***].

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10.3
Insurance. Each Party, at its own expense, shall maintain insurance in an amount consistent with industry standards and its indemnity obligations hereunder during the Term. Such policies shall be issued by one or more reputable insurers, and shall contain reasonable terms of coverage in light of the obligations set forth herein. [***]. Each Party shall provide a certificate of insurance evidencing such coverage to the other Party upon request.
Section 11.
DISPUTE RESOLUTION.
11.1
Except for any Audit Disagreements, if any dispute, claim or controversy of any nature arising out of or relating to this Agreement (“Dispute”), including, without limitation, any action or claim based on tort, contract or statute, or concerning the interpretation, effect, or termination, either Party may refer the Dispute to senior representatives of each Party for resolution. Each Party, within [***] after a Party has received such written request from the other Party to so refer such Dispute, shall notify the other Party in writing of the senior representative to whom such dispute is referred. If, after an additional [***] after the Dispute was referred to senior representatives, such representatives have not succeeded in negotiating a resolution of the Dispute, and a Party wishes to pursue the matter, each such Dispute, controversy or claim that is not an “Excluded Claim” (defined below) shall be finally resolved by binding arbitration in accordance with and subject to the then applicable rules (“Rules”) of the Judicial Arbitration and Mediation Services (“JAMS”), and judgment on the arbitration award may be entered in any court having jurisdiction thereof.
11.2
The arbitration shall be conducted by a single arbitrator experienced in the business of pharmaceuticals (including biologicals). If the issues in dispute involve scientific, technical or commercial matters, the arbitrator chosen hereunder shall engage experts that have educational training or industry experience sufficient to demonstrate a reasonable level of relevant scientific, medical and industry knowledge, as necessary to resolve the dispute. Within [***] after initiation of arbitration, the Parties shall select the arbitrator. If the Parties are unable or fail to agree upon the arbitrator within such [***] period, the arbitrator shall be appointed by JAMS. The place of arbitration shall be San Francisco, California, and all proceedings and communications shall be in English.
11.3
Prior to the arbitrator being selected, either Party, without waiving any remedy under this Agreement, may seek from any court having jurisdiction any temporary injunctive or provisional relief necessary to protect the rights or property of that Party until final resolution of the issue by the arbitrator or other resolution of the controversy between the Parties. Once the arbitrator is in place, either Party may apply to the arbitrator for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved, and either Party may apply to a court of competent jurisdiction to enforce interim injunctive relief granted by the arbitrator. Any final award by the arbitrator may be entered by either Party in any court having appropriate jurisdiction for a judicial recognition of the decision and applicable orders of enforcement. The arbitrator shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party shall bear its own costs and expenses (including reasonable attorneys’ fees), and an equal share of the arbitrator’s fees and any administrative fees of arbitration, unless the arbitrators agree otherwise.
11.4
Except to the extent necessary to confirm an award or as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.
11.5
As used in this Section 11, the term “Excluded Claim” means any dispute, controversy or claim that concerns (a) the validity, enforceability or infringement of any Patent, trademark or

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copyright, and (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory. Any Excluded Claim may be submitted by either Party to any court of competent jurisdiction over such Excluded Claim.
Section 12.
MISCELLANEOUS.
12.1
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the patent laws of the United States without reference to any rules of conflict of laws.
12.2
Severability. If and solely to the extent that any provision of this Agreement shall be held invalid or unenforceable, such offending provision shall be of no effect and shall not affect the validity of the remainder of this Agreement, provided, however, that the Parties shall use their respective reasonable efforts to replace the invalid provision in a manner that best accomplishes the original intention of the Parties.
12.3
Waivers. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party or Parties waiving such term or condition. Neither the waiver by any Party of any term or condition of this Agreement nor the failure on the part of any Party, in one or more instances, to enforce any of the provisions of this Agreement or to exercise any right or privilege, shall be deemed or construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach thereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement.
12.4
Entire Agreement; Amendments. This Agreement, including its Exhibits, sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and supersedes all agreements or understandings, verbal or written, made between Company and Twist before the Effective Date with respect to the subject matter hereof. None of the terms of this Agreement shall be amended, supplemented or modified except in writing executed by both Parties.
12.5
Assignment. No Party may assign this Agreement nor any rights or obligations hereunder, without the prior written consent of the other Party; provided that either Party may assign this Agreement without such consent in connection with a merger, sale or other business combination of such Party that involves all or substantially all of the assets of such Party to which this Agreement relates. This Agreement shall be binding upon the successors and permitted assigns of the Parties of this Agreement. Any assignment not in accordance with this Section 12.5 shall be void. Notwithstanding anything to the contrary set forth herein, in connection with the consummation of any merger, sale or other business combination transaction of Twist, or in the event Twist assigns or transfers this Agreement to a Third Party as permitted by this Agreement, then the Know-How, Patent Rights or any other intellectual property right held or developed by such Third Party acquirer or assignee (or any Affiliates of such Third party acquirer or assignee) prior to or after such transaction, assignment or transfer shall not be deemed to be Know-How, Patent Rights or other intellectual property right Controlled by Twist, and shall also not be deemed to be part of the Licensed IP or any component thereof.
12.6
Independent Contractors. Both Parties are independent contractors under this Agreement. Nothing contained in this Agreement shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any express or implied power to enter into any contracts or commitments or to

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incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.
12.7
Notices. Any notice or other communication required or permitted to be provided pursuant to the terms and conditions of this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally, [***] after deposited in the mail if mailed by registered or certified mail (return receipt requested) postage prepaid, or on the next Business Day if sent by overnight delivery using a nationally recognized express courier service and specifying next Business Day delivery (receipt verified), or on the next Business Day following transmittal via facsimile, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

If to Company:
Spruce Biosciences, Inc.
611 Gateway Boulevard, Suite 740
South San Francisco, CA 94080
Attention: President and Chief Financial Officer

With an email copy to: [***]

If to Twist:
Twist Bioscience Corporation
681 Gateway Blvd.
South San Francisco, CA 94080 USA
Attention: Chief Legal Officer & Legal
With an email copy (not constituting notice) to: [***]

12.8
Third Party Beneficiaries. Except as otherwise expressly provided herein, no provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights or obligation in any person or entity not a Party to this Agreement. However, Company may elect, in its sole discretion, to have one or more of its Affiliates perform its rights, obligations and duties hereunder, provided that Company shall remain fully responsible and liable hereunder for the performance by any such Affiliates of any such obligations.
12.9
Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (defined below) and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party uses Commercially Reasonable Efforts to remove the condition. For the purposes of this Agreement, “force majeure” shall include conditions beyond the control of the Parties, including, without limitation, an act of god, act of terrorism, war, civil commotion, labor strike or lock-out, epidemic, pandemic, failure or default of public utilities or common carriers, or destruction of production facilities or materials by fire, earthquake, storm or like catastrophe.
12.10
No Solicitation. Each Party agrees that, during the Term, it will not directly or indirectly solicit any employee of the other Party to leave his or her employment with such other Party. For clarity, this provision shall not preclude general advertisements of open positions at the applicable Party applied to by any employee of the other Party.
12.11
Recording. If Company deems it necessary or desirable to register or record this Agreement or evidence of this Agreement with any patent office or other appropriate Governmental

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Authority(ies) in one or more jurisdictions in the Territory, Twist shall reasonably cooperate to execute and deliver to Company any documents accurately reflecting or evidencing this Agreement that are necessary or desirable, in Company’s reasonable judgment, to complete such registration or recordation.
12.12
Patent Marking. To the extent required by each country’s patent laws in the Territory, Company shall ensure all packaging containing individual Products sold by Company, its Affiliates or Sublicensees will be marked with the number of the applicable Patent(s) licensed hereunder.
12.13
Advice of Counsel. Both Parties have been represented and advised by legal counsel in connection with the negotiation, drafting, and execution of this Agreement, and both Parties, through their respective counsel, have participated in the drafting of this Agreement and accordingly agree that this Agreement shall not be deemed to have been drafted by one Party or the other and will be construed accordingly.
12.14
Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Sections or Exhibits mean the particular Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto. Unless the context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation”; (b) the word “will” shall be construed in the imperative having the same meaning as the word “shall”; (c) the word “day” or “year” means a calendar day or year unless otherwise specified; (d) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (e) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (f) the word “or” shall be construed as the inclusive meaning identified with the phrase “and/or”; (g) provisions that require that a Party or the Parties “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (h) words of any gender include the other gender; (i) words using the singular or plural number also include the plural or singular number, respectively; (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof; and (k) neither Party or its Affiliates shall be deemed to be acting “on behalf of” the other Party hereunder.
12.15
Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns.
12.16
English Language. The English language version of this Agreement shall be the definitive version, regardless if this Agreement is translated or executed in a different language.
12.17
Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures, including signatures in a fixed electronic format such as PDF, shall have the same effect as originals.
12.18
Headings. Headings in this Agreement are included herein for ease of reference only and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF the Parties have caused this Agreement to be executed by their duly authorized officers upon the date set out below.

Spruce Biosciences, Inc. By /s/ Samir Gharib Name: Samir Gharib Title: President and CFO Date: 12/20/24	Twist Bioscience Corporation By Emily Leproust, PhD. Name: Emily Leproust, PhD. Title: CEO Date: 12/20/24

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Exhibit A

Antibodies

[***].

Existing Patents

Twist Ref.	McNeill Ref.	Country	Status	Application No.	Official Filing Date	Publication No.	Publication Date	Patent No.	Issue Date
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Twist Ref.	McNeill Ref.	Country	Status	Application No.	Official Filing Date	Publication No.	Publication Date	Patent No.	Issue Date
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]